UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 14, 2007
BioScrip, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28740	05-0489664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Clearbrook Road, Elmsford, New York	10523
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (914) 460-1600
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On May 14, 2007, the Board of Directors (the “Board”) of BioScrip, Inc. (the “Company”) approved amendments to the Company’s By-Laws (i) deleting Section 3.06 thereof, which provided that immediately following the Company’s annual meeting of stockholders the Board would hold an annual meeting to, among other things, elect officers, and (ii) amending Section 5.02 thereof to provide that the officers of the Company shall be elected at the first meeting of the Board following the annual meeting of stockholders.
     A copy of the Company’s Amended and Restated By-Laws is attached as Exhibit 3.1 hereto.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits. The following information is furnished as an exhibit to this Current Report:

Exhibit No.	Description of Exhibit

3.1	Amended and Restated By-Laws of BioScrip, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: May 16, 2007	BIOSCRIP, INC.
	By:	/s/ Barry A. Posner
Barry A. Posner,
Executive Vice President, Secretary and General Counsel

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